[LOGO]

                THE ALGER FUNDS

                CLASS A SHARES
                CLASS B SHARES
                CLASS C SHARES

                PROSPECTUS ENCLOSED
                March 1, 2006
                Restated as of October 2, 2006

                ALGER LARGECAP GROWTH FUND
                ALGER MIDCAP GROWTH FUND
                ALGER SMALLCAP GROWTH FUND
                ALGER CAPITAL APPRECIATION FUND
                ALGER SMALLCAP AND MIDCAP GROWTH FUND
                ALGER HEALTH SCIENCES FUND
                ALGER TECHNOLOGY FUND
                ALGER CORE FIXED-INCOME FUND
                ALGER BALANCED FUND
                ALGER MONEY MARKET FUND

                THIS IS NOT PART OF THE PROSPECTUS.

                       ENCLOSED IS THE CURRENT PROSPECTUS.
           PLEASE KEEP IT WITH OTHER INVESTMENT RECORDS FOR REFERENCE.

                       THIS IS NOT PART OF THE PROSPECTUS.

                [LOGO]

                THE ALGER FUNDS

                CLASS A SHARES
                CLASS B SHARES
                CLASS C SHARES

                PROSPECTUS
                March 1, 2006
                Restated as of October 2, 2006

                ALGER LARGECAP GROWTH FUND
                ALGER MIDCAP GROWTH FUND
                ALGER SMALLCAP GROWTH FUND
                ALGER CAPITAL APPRECIATION FUND
                ALGER SMALLCAP AND MIDCAP GROWTH FUND
                ALGER HEALTH SCIENCES FUND
                ALGER TECHNOLOGY FUND
                ALGER CORE FIXED-INCOME FUND
                ALGER BALANCED FUND
                ALGER MONEY MARKET FUND

                As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

                An  investment  in a Fund is not a deposit  of a bank and is not
                insured  or   guaranteed  by  the  Federal   Deposit   Insurance
                Corporation or any other government agency.

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TABLE OF CONTENTS
--------------------------------------------------------------------------------
 1 .............. RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE
      1 ......... INVESTMENTS
                  Alger LargeCap Growth Fund                                   1
                  Alger MidCap Growth Fund                                     2
                  Alger SmallCap Growth Fund                                   2
                  Alger Capital Appreciation Fund                              2
                  Alger SmallCap and MidCap Growth Fund                        2
                  Alger Health Sciences Fund                                   3
                  Alger Technology Fund                                        3
                  Alger Core Fixed-Income Fund                                 4
                  Alger Balanced Fund                                          4
                  Alger Money Market Fund                                      4
      5 ......... RISKS
                  Alger LargeCap Growth Fund                                   5
                  Alger MidCap Growth Fund                                     6
                  Alger SmallCap Growth Fund                                   6
                  Alger Capital Appreciation Fund                              6
                  Alger SmallCap and MidCap Growth Fund                        7
                  Alger Health Sciences Fund                                   7
                  Alger Technology Fund                                        8
                  Alger Core Fixed-Income Fund                                 8
                  Alger Balanced Fund                                          9
                  Alger Money Market Fund                                      9
      9 ......... PERFORMANCE
                  Alger LargeCap Growth Fund                                  11
                  Alger MidCap Growth Fund                                    11
                  Alger SmallCap Growth Fund                                  12
                  Alger Capital Appreciation Fund                             12
                  Alger SmallCap and MidCap Growth Fund                       13
                  Alger Health Sciences Fund                                  13
                  Alger Balanced Fund                                         14
                  Alger Money Market Fund                                     14
15 .............. FEES AND EXPENSES
19 .............. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS
21 .............. MANAGEMENT AND ORGANIZATION
26 .............. SHAREHOLDER INFORMATION
                  Distributor                                                 26
                  Transfer Agent                                              26
                  Net Asset Value                                             26
                  Purchasing and Redeeming Fund Shares                        27
                  Dividends and Distributions                                 27
                  Classes of Fund Shares                                      28
34 .............. INVESTMENT INSTRUCTIONS
                  To Open an Account                                          34
                  To Make Additional Investments in an Existing Account       34
                  To Exchange Shares of the Fund                              35
                  To Redeem Shares of the Fund                                36
37 .............. MARKET TIMING POLICIES AND PROCEDURES
38 .............. DISCLOSURE OF PORTFOLIO HOLDINGS
39 .............. OTHER INFORMATION
41 .............. FINANCIAL HIGHLIGHTS
BACK COVER: ..... How to Obtain More Information
FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY (NOT PART OF THIS PROSPECTUS)

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[GRAPHIC]

RISK/RETURN SUMMARY:
INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER FUNDS

The investment goal and primary approach of each Fund is discussed individually below. All of the Funds (other than the Money Market Fund, the Core Fixed-Income Fund and the fixed-income portion of the Balanced Fund) invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Funds' Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o     HIGH UNIT VOLUME GROWTH

      Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o     POSITIVE LIFE CYCLE CHANGE

      Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

A company's market capitalization will generally dictate which Fund(s) it will be placed in. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

All of the Funds (other than the Money Market Fund) may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.

ALGER LARGECAP GROWTH FUND

GOAL: THE ALGER LARGECAP GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: The Fund focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, updated quarterly as reported as of the most recent quarter-end. This index is designed to track the performance of large-capitalization growth stocks. At December 31, 2005, the market capitalization of the companies in this index ranged from $898 million to $372 billion.


                                                                               1
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ALGER MIDCAP GROWTH FUND

GOAL: THE ALGER MIDCAP GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: The Fund focuses on midsized companies that the Manager believes demonstrate promising growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At December 31, 2005, the market capitalization of the companies in these indexes ranged from $420 million to $18.4 billion.

ALGER SMALLCAP GROWTH FUND

GOAL: THE ALGER SMALLCAP GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: The Alger SmallCap Growth Fund focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are broad indexes of small capitalization stocks. At December 31, 2005, the market capitalization of the companies in these indexes ranged from $26 million to $6 billion.

ALGER CAPITAL APPRECIATION FUND

GOAL: THE ALGER CAPITAL APPRECIATION FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: Under normal market circumstances, the Fund invests at least 85% of its net assets plus any borrowings for investment purposes in the equity securities of companies of any market-capitalization that the Manager believes demonstrate promising growth potential.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER SMALLCAP AND MIDCAP GROWTH FUND

GOAL: THE ALGER SMALLCAP AND MIDCAP GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of smallcap and midcap companies. The Fund focuses on smallcap and midcap companies that the Manager believes demonstrate promising growth potential. Smallcap or midcap companies are companies that, at the time of purchase, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or S&P SmallCap 600 Index, or the Russell Midcap Growth Index or S&P


2
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MidCap 400 Index, respectively, as reported by the indexes as of the most recent quarter-end. At December 31, 2005, the market capitalization of the companies in these indexes ranged from $26 million to $18.4 billion.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER HEALTH SCIENCES FUND

GOAL: THE ALGER HEALTH SCIENCES FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of companies of any market capitalization that are engaged in the health sciences sector. A company will be considered to be engaged in the health sciences sector if it derives at least 50% of its earnings or revenues from, or devotes at least 50% of its assets to, activities in any area of the health sciences sector, including health care services, pharmaceuticals, medical equipment and supplies and applied research and development. Such companies include, but are not limited to:

o hospitals, clinical test laboratories, convalescent and mental health care facilities, home care providers, and companies that supply services to any of the foregoing;

o companies involved in pharmaceuticals, biotechnology, biochemistry and diagnostics; and

o producers and manufacturers of medical, dental and optical supplies and equipment.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER TECHNOLOGY FUND

THE FUND IS CLOSED TO FURTHER INVESTMENT, EXCLUDING REINVESTMENT OF ANY DIVIDENDS AND DISTRIBUTION. THE FUND WILL BE LIQUIDATED ON OR ABOUT NOVEMBER 17, 2006.

GOAL: THE ALGER TECHNOLOGY FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of companies of any market capitalization that that are engaged in the technology sector. A company will be considered to be engaged in the technology sector if it derives at least 50% of its earnings or revenues from, or devotes at least 50% of its assets to, activities in any area of the technology sector, including, but not limited to, computers, semiconductors, electronics, communications, health care and biotechnology.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.


                                                                               3
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ALGER CORE FIXED-INCOME FUND

GOAL: THE ALGER CORE FIXED-INCOME FUND SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and other fixed-income securities. It seeks to maintain a weighted-average portfolio maturity of 10 years or less. These instruments will include corporate bonds, debentures and notes, U.S. Government securities, securities of foreign governments and supranational organizations, mortgage-backed securities and asset-backed securities. The Fund may also invest in derivative instruments relative to such fixed-income securities. Such instruments may include options, futures, options on futures, and swaps, with respect to individual securities or indexes. Most of the Fund's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the nationally recognized statistical rating organizations ("NRSROs") (or, if unrated, will have been determined to be of comparable quality by the Manager). The Fund also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager).

ALGER BALANCED FUND

GOAL: THE ALGER BALANCED FUND SEEKS CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: The Fund focuses on stocks of companies that the Manager believes demonstrate growth potential and on fixed-income securities, with emphasis on income-producing securities that appear to have potential for capital appreciation. Under normal circumstances, the Fund invests in equity securities and in fixed-income securities, which may include corporate bonds, debentures and notes, U.S. government securities, mortgage-backed and asset-backed securities, commercial paper and other fixed-income securities. Most of the Fund's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the NRSROs (or, if unrated, will have been determined to be of comparable quality by the Manager). The Fund also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager). Under normal circumstances, the Fund will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities.

ALGER MONEY MARKET FUND

GOAL: THE ALGER MONEY MARKET FUND SEEKS TO EARN HIGH CURRENT INCOME CONSISTENT WITH PRESERVING PRINCIPAL AND LIQUIDITY.

PRINCIPAL STRATEGY: The Fund invests in money market securities which are within the two highest credit categories at the time of purchase. These money market securities include U.S. Government securities, commercial paper, certificates of deposit, time deposits, bankers' acceptances and corporate bonds having less than 397 days remaining until maturity.


4
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[GRAPHIC]

RISKS

RISKS APPLICABLE TO ALL EQUITY FUNDS AND THE EQUITY PORTION OF THE ALGER BALANCED FUND

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. A Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, a Fund's investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on each Fund's investment styles and objectives, an investment in such Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Trading in growth stocks may be relatively short-term, meaning a Fund may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affect Fund performance. In addition, a high level of short-term trading may increase a Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

If the Manager incorrectly predicts the price movement of a security or market, an option held by a Fund may expire unexercised and the Fund will lose the premium it paid for the option, or the Fund as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

There may be additional risks applicable to a specific Fund because of its investment approach.

To the extent that a Fund invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should read that information carefully.

RISKS APPLICABLE TO ALGER LARGECAP GROWTH FUND:

The Fund's primary risks are those summarized above in "Risks Applicable to All Equity Funds."

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER MIDCAP GROWTH FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o the possibility of greater risk by investing in medium-capitalization companies rather than larger, more established companies owing to such factors as inexperienced management and limited product lines or financial resources.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER SMALLCAP GROWTH FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more established companies owing to such factors as inexperienced management and limited product lines or financial resources.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER CAPITAL APPRECIATION FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value can decrease more quickly than if the Fund had not borrowed.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER SMALLCAP AND MIDCAP GROWTH FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o the possibility of greater risk by investing in companies with small or medium market capitalizations rather than larger, more established issuers owing to such factors as more limited product lines or financial resources or lack of management depth.

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus the Fund's net asset value could decrease more quickly than if it had not borrowed.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER HEALTH SCIENCES FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

o since the Fund concentrates its investments in the health sciences sector, the value of the Fund's shares may be more volatile than mutual funds that do not similarly concentrate their investments. Furthermore, because many of the industries in the health sciences sector are subject to substantial government regulation, changes in applicable regulations could adversely affect companies in those industries. In addition, the comparative rapidity of product development and tech-nological advancement in many areas of the sector may be reflected in greater volatility of the stocks of companies operating in those areas. This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER TECHNOLOGY FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

o since the Fund concentrates its investments in the technology sector, the value of the Fund's shares may be more volatile than mutual funds that do not similarly concentrate their investments. In addition, the comparative rapidity of product development and technological advancement in many areas of the sector may be reflected in greater volatility of the stocks of companies operating in those areas.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

RISKS APPLICABLE TO ALGER CORE FIXED-INCOME FUND:

Risks of investing in the Fund are:

o fixed-income securities' sensitivity to interest-rate movements; their market values tend to fall when interest rates rise.

o lower-rated securities' greater risk of default, generally less liquidity, and susceptibility to greater price volatility.

o the potential for a decline in the value of the Fund's portfolio securities in the event of an issuer's falling credit rating or actual default.

o mortgage-backed and asset-backed securities' sensitivity to interest rate movement; their duration and volatility move with interest rates.

o the risk that a fixed-income security will be prepaid prior to maturity in a period of falling interest rates and the Fund will be forced to reinvest the proceeds in a lower-yielding security.

o the risk that a derivative instrument may not perform similarly to its underlying security, resulting in gains or losses differing from those of the underlying security.

o the possibility that the market in a security in which the Fund invests may lack full liquidity, rendering it difficult or impossible to liquidate a position in the security at a time and price acceptable to the Fund.

o the possibility that the actions of governments or agencies or other regulatory bodies in adopting or changing laws or regulations may adversely affect the issuer or market value of a security held by the Fund.

o the risk that interest rate movements may have a more significant impact on the market value of fixed-income securities with longer maturities, resulting in a more marked decline in the value of such securities when interest rates rise.

This Fund may appeal to investors who seek higher current income than that available from investments in money-market securities but who also seek preservation of capital while realizing that the Fund's investment approach carries the risks summarized above.

RISKS APPLICABLE TO ALGER BALANCED FUND:

The primary risks arising from the fixed-income portion of the Fund are those summarized above under "Risks Applicable toAlger Core Fixed-Income Fund."

The primary risks for the equity portion of the Fund are those summarized above in "Risks Applicable to All Equity Funds."

This Fund may appeal to investors who seek some long-term capital growth while also maintaining exposure to more conservative, income-producing fixed-income investments.

RISKS APPLICABLE TO ALGER MONEY MARKET FUND:

o while the Fund seeks to maintain a price of $1.00 per share, an investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency, so it is possible to lose money by investing in the Fund.

o     an investment in the Fund may not keep pace with inflation.

o normally, the Fund will invest a substantial portion of its assets in U.S. Government securities in the interest of maintaining a stable net asset value; this policy may result in a lower yield for the Fund.

This Fund may appeal to investors who seek maximum liquidity and capital preservation together with current income.

PERFORMANCE

The following bar charts and the tables beneath them give you some indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year and by showing how each Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. They assume reinvestment of dividends and distributions. Because the Alger Technology Fund and the Alger Core Fixed-Income Fund are new funds, no performance history is provided for them. However, the indexes to which their performance will be compared in the future are described below. In the bar charts, the annual returns for all Funds except the Money Market Fund are for Class B shares, which are generally subject to a sales charge upon redemption that is not reflected. In the tables, average annual returns for all Funds assume redemption at the end of each period shown and reflect all current applicable sales charges. Prior to April 1, 2004, Class C shares were generally subject to an initial sales charge of 1% on purchases up to $1.0 million. The tables for all Funds other than the Money Market Fund also show the effect of taxes on the Funds' returns by presenting after-tax returns for Class B Shares. (After-tax returns for the other classes will vary.) These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning Fund shares through tax-deferred accounts, such as IRAs or 401(k) plans.
Remember that a Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest of the underlying securities that make up the respective index.

o Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.

o Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation.

o Russell 2500 Growth Index: An index of common stocks designed to track performance of small- and medium-capitalization companies with greater than average growth orientation.

o Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.

o Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.

o Lehman Brothers Government/Credit Bond Index: An index designed to track performance of government and corporate bonds.

o S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

o ML Technology 100 Index: An index of common stocks designed to track the performance of stocks issued by technology-related companies.*

o Lehman Brothers Intermediate U.S. Government/Credit Bond Index: An index designed to track performance of bonds issued by U.S. Treasury, government agency and corporate issuers with a maturity of 1-10 years.**

* The performance of the Alger Technology Fund will be compared with this index in the future.

** The performance of the Alger Core Fixed-Income Fund will be compared with this index in the future.

ALGER LARGECAP GROWTH FUND
Annual Total Return for Class B Shares as of December 31 (%)

96                                     12.3                 BEST QUARTER:
97                                     23.1                 Q4 1998     24.98%
98                                    44.07
99                                    32.61                 WORST QUARTER:
00                                   -15.74                 Q3 2002    -20.50%
01                                   -12.85
02                                   -33.37
03                                    33.74
04                                     4.79
05                                    10.68

Average Annual Total Return as of December 31, 2005
* after deduction of applicable sales charges

                                                                         Since
                                      1 Year    5 Years    10 Years    Inception
--------------------------------------------------------------------------------
Class A (Inception 1/1/97)*             5.60%    -2.39%        --        6.82%
Russell 1000 Growth Index               5.27%    -3.58%        --        5.05%
--------------------------------------------------------------------------------
Class B (Inception 11/11/86)
Return Before Taxes*                    5.68%    -2.46%      7.37%      11.41%
Return After Taxes on Distributions*    5.68%    -2.46%      5.76%       9.66%
Return After Taxes on Distributions
  and Sale of Fund Shares*              3.69%    -2.08%      5.69%       9.30%
Russell 1000 Growth Index               5.27%    -3.58%      6.73%      10.24%
--------------------------------------------------------------------------------
Class C (Inception 8/1/97)*             9.68%    -2.05%        --        4.08%
Russell 1000 Growth Index               5.27%    -3.58%        --        2.16%

ALGER MIDCAP GROWTH FUND
Annual Total Return for Class B Shares as of December 31 (%)

96                                    12.04                 BEST QUARTER:
97                                    15.13                 Q4 1998     27.31%
98                                    31.09
99                                    34.34                 WORST QUARTER:
00                                    11.97                 Q3 2002    -19.04%
01                                    -7.58
02                                   -31.01
03                                    44.55
04                                    11.92
05                                     8.48

Average Annual Total Return as of December 31, 2005
* after deduction of applicable sales charges

                                                                         Since
                                      1 Year    5 Years    10 Years    Inception
--------------------------------------------------------------------------------
Class A (Inception 1/1/97)*             3.60%     1.94%        --       11.10%
Russell Midcap Growth Index            12.11%     1.38%        --        8.39%
--------------------------------------------------------------------------------
Class B (Inception 5/24/93)
Return Before Taxes*                    3.66%     1.91%      9.98%      14.60%
Return After Taxes on Distributions*    0.18%     1.23%      8.60%      12.00%
Return After Taxes on Distributions
  and Sale of Fund Shares*              3.18%     1.31%      8.28%      11.49%
Russell Midcap Growth Index            12.11%     1.38%      9.27%      10.52%
--------------------------------------------------------------------------------
Class C (Inception 8/1/97)*             7.67%     2.28%        --        9.43%
Russell Midcap Growth Index            12.11%     1.38%        --        6.54%

ALGER SMALLCAP GROWTH FUND
Annual Total Return for Class B Shares as of December 31 (%)

96                                     4.17                 BEST QUARTER:
97                                     9.17                 Q4 1999     26.31%
98                                     9.91
99                                    32.14                 WORST QUARTER:
00                                    -29.5                 Q1 2001    -27.52%
01                                   -31.74
02                                   -27.96
03                                    41.79
04                                       15
05                                    15.38

Average Annual Total Return as of December 31, 2005
* after deduction of applicable sales charges

                                                                         Since
                                       1 Year   5 Years    10 Years    Inception
--------------------------------------------------------------------------------
Class A (Inception 1/1/97)*            10.04%    -1.95%        --        0.48%
Russell 2000 Growth Index               4.15%     2.28%        --        3.97%
--------------------------------------------------------------------------------
Class B (Inception 11/11/86)
Return Before Taxes*                   10.33%    -1.95%      0.88%       9.61%
Return After Taxes on Distributions*   10.33%    -1.95%     -1.09%       7.46%
Return After Taxes on Distributions
  and Sale of Fund Shares*              6.72%    -1.65%      0.03%       7.56%
Russell 2000 Growth Index               4.15%     2.28%      4.68%       7.29%
--------------------------------------------------------------------------------
Class C (Inception 8/1/97)*            14.33%    -1.59%        --       -1.02%
Russell 2000 Growth Index               4.15%     2.28%        --        3.02%

ALGER CAPITAL APPRECIATION FUND
Annual Total Return for Class B Shares as of December 31 (%)

96                                    13.79                 BEST QUARTER:
97                                     20.2                 Q4 1999     40.33%
98                                    37.38
99                                    72.89                 WORST QUARTER:
00                                   -28.26                 Q4 2000    -23.69%
01                                   -18.65
02                                   -35.83
03                                    34.29
04                                     6.82
05                                    14.02

Average Annual Total Return as of December 31, 2005
* after deduction of applicable sales charges

                                                                         Since
                                       1 Year   5 Years    10 Years    Inception
--------------------------------------------------------------------------------
Class A (Inception 1/1/97)*             8.97%    -3.42%        --        6.57%
Russell 3000 Growth Index               5.17%    -3.17%        --        4.93%
--------------------------------------------------------------------------------
Class B (Inception 11/1/93)
Return Before Taxes*                    9.02%    -3.50%      7.29%      12.15%
Return After Taxes on Distributions*    9.02%    -3.50%      6.19%      10.95%
Return After Taxes on Distributions
  and Sale of Fund Shares*              5.86%    -2.94%      5.90%      10.32%
Russell 3000 Growth Index               5.17%    -3.17%      6.47%       8.30%
--------------------------------------------------------------------------------
Class C (Inception 8/1/97)*            13.16%    -3.09%        --        3.76%
Russell 3000 Growth Index               5.17%    -3.17%        --        2.18%

ALGER SMALLCAP AND MIDCAP GROWTH FUND
Annual Total Return for Class B Shares as of December 31 (%)

03                                    36.06                 BEST QUARTER:
04                                    14.65                 Q2 2003     17.84%
05                                    18.28
                                                            WORST QUARTER:
                                                            Q3 2004     -6.44%

Average Annual Total Return as of December 31, 2005

* after deduction of applicable sales charges

                                                                        Since
                                                                      Inception
                                                    1 Year              5/8/02
--------------------------------------------------------------------------------
Class A*                                            12.84%               8.30%
Russell 2500 Growth Index                            8.18%               9.23%
--------------------------------------------------------------------------------
Class B
Return Before Taxes*                                13.28%               8.71%
Return After Taxes on Distributions*                11.83%               7.95%
Return After Taxes on Distributions
  and Sale of Fund Shares*                           9.60%               7.30%
Russell 2500 Growth Index                            8.18%               9.23%
--------------------------------------------------------------------------------
Class C*                                            17.37%               9.17%
Russell 2500 Growth Index                            8.18%               9.23%

ALGER HEALTH SCIENCES FUND
Annual Total Return for Class B Shares as of December 31 (%)

03                                    40.31                 BEST QUARTER:
04                                    17.28                 Q2 2003     16.67%
05                                    17.39
                                                            WORST QUARTER:
                                                            Q3 2004      3.22%

Average Annual Total Return as of December 31, 2005
* after deduction of applicable sales charges
                                                                        Since
                                                                      Inception
                                                    1 Year              5/1/02
--------------------------------------------------------------------------------
Class A*                                            12.03%              15.84%
S&P 500 Index                                        4.91%               5.99%
--------------------------------------------------------------------------------
Class B
Return Before Taxes*                                12.39%              16.37%
Return After Taxes on Distributions*                11.68%              15.51%
Return After Taxes on Distributions
  and Sale of Fund Shares*                           8.22%              13.78%
S&P 500 Index                                        4.91%               5.99%
--------------------------------------------------------------------------------
Class C*                                            16.39%              16.73%
S&P 500 Index                                        4.91%               5.99%

ALGER BALANCED FUND
Annual Total Return for Class B Shares as of December 31 (%)

96                                     6.63                 BEST QUARTER:
97                                    18.97                 Q4 1998     17.54%
98                                    32.49
99                                    25.58                 WORST QUARTER:
00                                    -5.03                 Q3 2002     -9.05%
01                                     -3.4
02                                   -17.59
03                                    21.47
04                                     3.78
05                                     7.25

Average Annual Total Return as of December 31, 2005
* after deduction of applicable sales charges

                                                                         Since
                                       1 Year    5 Years    10 Years   Inception
--------------------------------------------------------------------------------
Class A (Inception 1/1/97)*             2.36%     1.14%        --        8.31%
Russell 1000 Growth Index               5.27%    -3.58%        --        5.05%
Lehman Gov't/Credit Bond Index          2.36%     6.11%        --        6.54%
--------------------------------------------------------------------------------
Class B (Inception 6/1/92)
Return Before Taxes*                    2.26%     1.10%      8.38%       8.71%
Return After Taxes on Distributions*    2.17%     0.87%      6.89%       7.49%
Return After Taxes on Distributions
  and Sale of Fund Shares*              1.47%     0.79%      6.39%       6.94%
Russell 1000 Growth Index               5.27%    -3.58%      6.73%       8.48%
Lehman Gov't/Credit Bond Index          2.36%     6.11%      6.17%       6.90%
--------------------------------------------------------------------------------
Class C (Inception 8/1/97)*             6.24%     1.49%        --        6.34%
Russell 1000 Growth Index               5.27%    -3.58%        --        2.16%
Lehman Gov't/Credit Bond Index          2.36%     6.11%        --        6.28%

ALGER MONEY MARKET FUND
Annual Total Return as of December 31 (%)

96                                     5.16                 BEST QUARTER:
97                                     4.92                 Q4 2000      1.47%
98                                     4.78
99                                     4.42                 WORST QUARTER:
00                                     5.57                 Q1 2004      0.04%
01                                     3.13
02                                     0.85
03                                     0.26
04                                     0.55
05                                     2.21

Average Annual Total Return as of December 31, 2005
                                                                         Since
                                                                       Inception
                                       1 Year    5 Years    10 Years    11/11/86
--------------------------------------------------------------------------------
Alger Money Market Fund                 2.21%     1.40%      3.17%       4.75%

Seven-day yield for the period ended December 31, 2005: 3.10%. For the Fund's current 7-day yield, telephone (800) 992-3863 toll-free.

[GRAPHIC]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in a Fund. The following table shows the fees and expenses that you may incur if you buy and hold shares of the Funds. The numbers below are based on each Fund's expenses during its fiscal year ended October 31, 2005.

                             SHAREHOLDER FEES                                      ANNUAL FUND OPERATING EXPENSES
                            (fees paid directly from                               (expenses that are deducted from
                            your investment)                                       Fund assets)

                                     Maximum
                                     deferred
                         Maximum     sales
                         sales       charge
                         charge      (load) as
                         (load)      a % of
                         on          purchase                                                                    Fee
                         purchases   price or    Redemption                        Share-             Total      Waiver
                         as a        redemption  Fee*                   Distri-    holder             Annual     and/or
                         % of        proceeds,   as a %                 bution     Servi-             Fund       Expense
                         offering    whichever   of amount  Management  (12b-1)    cing     Other     Operating  Reimbur-  Net
              CLASS      price       is lower    redeemed   Fees        Fees       Fees     Expenses  Expenses   sement    Expenses
-----------------------------------------------------------------------------------------------------------------------------------

Alger           A          5.25%       None        2.00%     .85%        None       .25%       .52%      1.62%      N/A        N/A
SmallCap        B          None        5.00%       2.00%     .85%        .75%       .25%       .51%      2.36%      N/A        N/A
Growth Fund     C          None        1.00%       2.00%     .85%        .75%       .25%       .52%      2.37%      N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------------
Alger SmallCap  A          5.25%       None        2.00%     .85%        None       .25%       .57%      1.67%      .17%**    1.50%
and MidCap      B          None        5.00%       2.00%     .85%        .75%       .25%       .57%      2.42%      .17%**    2.25%
Growth Fund     C          None        1.00%       2.00%     .85%        .75%       .25%       .56%      2.41%      .16%**    2.25%
-----------------------------------------------------------------------------------------------------------------------------------
Alger           A          5.25%       None        2.00%     .80%        None       .25%       .31%      1.36%      N/A        N/A
MidCap          B          None        5.00%       2.00%     .80%        .75%       .25%       .31%      2.11%      N/A        N/A
Growth Fund     C          None        1.00%       2.00%     .80%        .75%       .25%       .31%      2.11%      N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------------
Alger Large-    A          5.25%       None        2.00%     .75%        None       .25%       .37%      1.37%      N/A        N/A
Cap Growth      B          None        5.00%       2.00%     .75%        .75%       .25%       .37%      2.12%      N/A        N/A
Fund            C          None        1.00%       2.00%     .75%        .75%       .25%       .37%      2.12%      N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------------
Alger Capital   A          5.25%       None        2.00%     .85%        None       .25%       .53%      1.63%      N/A        N/A
Appreciation    B          None        5.00%       2.00%     .85%        .75%       .25%       .52%      2.37%      N/A        N/A
Fund            C          None        1.00%       2.00%     .85%        .75%       .25%       .52%      2.37%      N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------------
Alger Health    A          5.25%       None        2.00%     .85%        None       .25%       .43%      1.53%      .03%**    1.50%
Sciences        B          None        5.00%       2.00%     .85%        .75%       .25%       .42%      2.27%      .02%**    2.25%
Fund            C          None        1.00%       2.00%     .85%        .75%       .25%       .44%      2.29%      .04%**    2.25%
-----------------------------------------------------------------------------------------------------------------------------------
Alger           A          5.25%       None        2.00%     .85%        None       .25%      1.11%+     2.21%      .46%+     1.75%
Technology      B          None        5.00%       2.00%     .85%        .75%       .25%      1.11%     +2.96%      .46%+     2.50%
Fund            C          None        1.00%       2.00%     .85%        .75%       .25%      1.11%     +2.96%      .46%+     2.50%
-----------------------------------------------------------------------------------------------------------------------------------
Alger Core      A          4.75%       None        2.00%     .375%       None       .25%     1.115%++    1.74%      .74%++    1.00%
Fixed-Income    B          None        5.00%       2.00%     .375%       .75%       .25%     1.115%++    2.49%      .74%++    1.75%
Fund            C          None        1.00%       2.00%     .375%       .75%       .25%     1.115%++    2.49%      .74%++    1.75%
-----------------------------------------------------------------------------------------------------------------------------------
Alger           A          5.25%       None        2.00%     .75%        None       .25%       .31%      1.31%      N/A        N/A
Balanced        B          None        5.00%       2.00%     .75%        .75%       .25%       .31%      2.06%      N/A        N/A
Fund            C          None        1.00%       2.00%     .75%        .75%       .25%       .31%      2.06%      N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------------
Alger Money                None        None        None      .50%        None       None        .40%      0.90%     N/A        N/A
Market Fund

*     The  Funds  will  charge  a  redemption  fee of 2.0% on  shares  purchased
      (including by exchange) and redeemed (including by exchange) within 30 days of purchase.

** Other expenses are based on estimated amounts for the current fiscal year. The Manager has contractually agreed to waive its fee and/or reimburse Fund expenses through February 28, 2007 to the extent necessary to limit the annual operating expenses of Class A, B and C Shares of the Fund to 1.50%, 2.25% and 2.25%, respectively.

+ Other expenses are based upon estimated amounts assuming net assets of $20 million. The Manager has contractually agreed to waive its fee and/or reimburse Fund expenses through February 28, 2007 to the extent necessary to limit the annual operating expenses of Class A, B, and C Shares of the Fund to 1.75%, 2.50% and 2.50%, respectively.

++ Other expenses are based upon estimated amounts assuming net assets of $20 million. The Manager has contractually agreed to waive its fee and/or reimburse Fund expenses through February 28, 2007 to the extent necessary to limit the annual operating expenses of Class A, B, and C Shares of the Fund to 1.00%, 1.75% and 1.75%, respectively.

EXAMPLES

The following examples, which reflect the shareholder fees and operating expenses listed previously, are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The first example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The second example reflects the same assumptions except that redemption is not assumed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU REDEEMED YOUR SHARES:

--------------------------------------------------------------------------------
                               1 Year       3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Alger              A            $681       $1,009       $1,360      $2,346
SmallCap Growth    B            $739       $1,036       $1,460      $2,512
Fund               C            $340       $  739       $1,265      $2,706
--------------------------------------------------------------------------------
Alger              A            $670       $1,008       $1,370      $2,384
SmallCap and       B            $728       $1,038       $1,475      $2,558
MidCap Growth      C            $328       $  736       $1,271      $2,734
Fund*
--------------------------------------------------------------------------------
Alger              A            $656       $  933       $1,231      $2,074
MidCap Growth      B            $714       $  961       $1,334      $2,250
Fund               C            $314       $  661       $1,134      $2,441
--------------------------------------------------------------------------------
Alger LargeCap     A            $657       $  936       $1,236      $2,085
Growth             B            $715       $  964       $1,339      $2,261
Fund               C            $315       $  664       $1,139      $2,452
--------------------------------------------------------------------------------
Alger Capital      A            $682       $1,012       $1,365      $2,356
Appreciation       B            $740       $1,039       $1,465      $2,522
Fund               C            $340       $  739       $1,265      $2,706
--------------------------------------------------------------------------------
Alger Health       A            $670       $  980       $1,313      $2,250
Sciences           B            $728       $1,007       $1,413      $2,418
Fund*              C            $328       $  712       $1,222      $2,622
--------------------------------------------------------------------------------
Alger              A            $694       $1,138          N/A         N/A
Technology         B            $753       $1,172          N/A         N/A
Fund*              C            $353       $  872          N/A         N/A
--------------------------------------------------------------------------------
Alger Core         A            $572       $  926          N/A         N/A
Fixed-income       B            $678       $1,005          N/A         N/A
Fund*              C            $278       $  705          N/A         N/A
--------------------------------------------------------------------------------
Alger              A            $651       $  918       $1,205      $2,021
Balanced           B            $709       $  946       $1,308      $2,197
Fund               C            $309       $  646       $1,108      $2,390
--------------------------------------------------------------------------------
Alger Money                     $ 92       $  287       $  498      $1,108
Market Fund
--------------------------------------------------------------------------------

*Absent first-year fee waivers and reimbursements, expenses with redemption would be as follows:

--------------------------------------------------------------------------------
Alger              A            $686        $1,024       $1,385      $2,397
SmallCap and       B            $745        $1,055       $1,491      $2,571
MidCap Growth      C            $344        $  751       $1,285      $2,746
Fund
--------------------------------------------------------------------------------
Alger Health       A            $672        $  983       $1,315      $2,253
Sciences           B            $730        $1,009       $1,415      $2,419
Fund               C            $332        $  715       $1,225      $2,626
--------------------------------------------------------------------------------
Alger              A            $737        $1,180          N/A         N/A
Technology         B            $799        $1,215          N/A         N/A
Fund               C            $399        $  915          N/A         N/A
--------------------------------------------------------------------------------
Alger Core         A            $643        $  994          N/A         N/A
Fixed-income       B            $752        $1,076          N/A         N/A
Fund               C            $352        $  776          N/A         N/A
--------------------------------------------------------------------------------

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

--------------------------------------------------------------------------------
                              1 Year        3 Years      5 Years   10 Years
--------------------------------------------------------------------------------
Alger              A            $681        $1,009       $1,360      $2,346
SmallCap Growth    B            $239        $  736       $1,260      $2,512
Fund               C            $240        $  739       $1,265      $2,706
--------------------------------------------------------------------------------
Alger              A            $670        $1,008       $1,370      $2,384
SmallCap and       B            $228        $  738       $1,275      $2,558
MidCap Growth      C            $228        $  736       $1,271      $2,734
Fund*
--------------------------------------------------------------------------------
Alger              A            $656        $  933       $1,231      $2,074
MidCap Growth      B            $214        $  661       $1,134      $2,250
Fund               C            $214        $  661       $1,134      $2,441
--------------------------------------------------------------------------------
Alger LargeCap     A            $657        $  936       $1,236      $2,085
Growth             B            $215        $  664       $1,139      $2,261
Fund               C            $215        $  664       $1,139      $2,452
--------------------------------------------------------------------------------
Alger Capital      A            $682        $1,012       $1,365      $2,356
Appreciation       B            $240        $  739       $1,265      $2,522
Fund               C            $240        $  739       $1,265      $2,706
--------------------------------------------------------------------------------
Alger Health       A            $670        $  980       $1,313      $2,250
Sciences           B            $228        $  707       $1,213      $2,418
Fund*              C            $228        $  712       $1,222      $2,622
--------------------------------------------------------------------------------
Alger              A            $694        $1,138          N/A         N/A
Technology         B            $253        $  872          N/A         N/A
Fund*              C            $253        $  872          N/A         N/A
--------------------------------------------------------------------------------
Alger Core         A            $572        $  926          N/A         N/A
Fixed-income       B            $178        $  705          N/A         N/A
Fund*              C            $178        $  705          N/A         N/A
--------------------------------------------------------------------------------
Alger              A            $651        $  918       $1,205      $2,021
Balanced           B            $209        $  646       $1,108      $2,197
Fund               C            $209        $  646       $1,108      $2,390
--------------------------------------------------------------------------------
Alger Money                     $ 92        $  287       $  498      $1,108
Market Fund
--------------------------------------------------------------------------------

*Absent first-year fee waivers and reimbursements, expenses without redemption would be as follows:

--------------------------------------------------------------------------------
Alger              A            $686        $1,024       $1,385      $2,397
SmallCap and       B            $245        $  755       $1,291      $2,571
MidCap Growth      C            $244        $  751       $1,285      $2,746
Fund
--------------------------------------------------------------------------------
Alger Health       A            $672        $  983       $1,315      $2,253
Sciences           B            $230        $  709       $1,215      $2,419
Fund               C            $232        $  715       $1,225      $2,626
--------------------------------------------------------------------------------
Alger              A            $737        $1,180          N/A         N/A
Technology         B            $299        $  915          N/A         N/A
Fund               C            $299        $  915          N/A         N/A
--------------------------------------------------------------------------------
Alger Core         A            $643        $  994          N/A         N/A
Fixed-income       B            $252        $  776          N/A         N/A
Fund               C            $252        $  776          N/A         N/A
--------------------------------------------------------------------------------

Each Fund other than the Money Market Fund pays the Distributor, Fred Alger & Company, Incorporated, a shareholder servicing fee of 0.25% of the value of the Fund's average daily net assets for ongoing servicing and/or maintenance of shareholder accounts. The Distributor may pay some of this fee and an additional fee from its own resources to other organizations that also provide servicing and/or maintenance of shareholder accounts.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

SECURITIES RATINGS

Fixed-income securities rated below "investment grade" -- a term that refers to the top four rating categories by an NRSRO -- are sometimes referred to as "high yield" securities because of their typically higher yields or as "junk bonds" because of their lower credit quality and more speculative character. The Balanced Fund and the Core Fixed-Income Fund may invest in such lower-rated securities to achieve higher yields only if the securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor's, Fitch, and Dominion, Ba and B of Moody's, bb and b of A.M. Best). See the Appendix to the SAI for a fuller discussion of the rating categories.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Rising interest rates tend to extend the duration of mortgage-backed and asset-backed securities, making them more sensitive to interest rate movements. As a result, in a period of rising interest rates, a fund that holds mortgage-backed and asset-backed securities may exhibit additional volatility. In addition, mortgage-backed and asset-backed securities are subject to prepayment risk. For example, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates.

OPTIONS

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Fund will realize as profit the premium it received. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a Fund's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the Fund might be forced to liquidate portfolio securities to meet settlement obligations.

FOREIGN SECURITIES

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

U.S. GOVERNMENT SECURITIES

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of adverse or unstable market, economic or political conditions, each Fund other than the Money Market Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund's assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund's investment objective. A Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may not achieve its investment objective while in a temporary defensive or interim position.

Other securities the Funds may invest in are discussed in the Funds' Statement of Additional Information.

[GRAPHIC]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) approximately $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager makes investment decisions for the Funds and continuously reviews and administers their investment programs. These management responsibilities are subject to the supervision of the Board of Trustees. A discussion of the Trustees' basis for approving each advisory contract is available in the Funds' annual report to shareholders for the fiscal year ended October 31, 2005. The Funds pay the Manager fees at these annual rates based on a percentage of average daily net assets: Money Market Fund--.50%; SmallCap Growth, Capital Appreciation, Health Sciences, Technology and SmallCap and MidCap Growth Funds--.85%; MidCap Growth Fund--.80%; LargeCap Growth and Balanced Funds--.75%; Core Fixed-Income Fund--.375%.

PORTFOLIO MANAGERS

Dan C. Chung, CFA, Jill Greenwald, CFA, Patrick Kelly, CFA, Kevin Collins, CFA, John A. Curry, Rosanne Ott, Joanne Sayers, Eric Shen and Andrew Silverberg are the individuals responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the Fund(s) that they manage.

o Mr. Chung, manager of the MidCap Growth Fund since September 2001, the LargeCap Growth Fund since September 2004, and the Technology Fund since its inception, and co-manager of the LargeCap Growth Fund from September 2001 to September 2004, of the SmallCap and MidCap Growth Fund since its inception, of the Alger Health Sciences Fund since October 2005, has been employed by the Manager since 1994, as a Vice President and Analyst from 1996 to 1999, as a Senior Vice President and Senior Analyst until 2000, as an Executive Vice President until 2003, as a portfolio manager since 2000, as Chief Investment Officer since September 2001 and as President since 2003.

o Ms. Greenwald, manager of the SmallCap Growth Fund since November 2001 and co-manager of the SmallCap and MidCap Growth Fund since its inception, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an Analyst and later a Senior Analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J & W Seligman & Co. from 1999 until November 2001.

o Mr. Kelly, manager of Alger Capital Appreciation Fund since October 2005, has been employed by the Manager as a research associate from July 1999 to February 2001, as an Assistant Vice President and Associate Analyst from February 2001 to September 2001, as a Vice President and Senior Analyst from September 2001 to September 2004, and as a Senior Vice President and portfolio manager since September 2004.

o Mr. Collins, co-manager of the Balanced Fund since September 2003, has been employed by the Manager as a Senior Vice President, portfolio manager and Senior Analyst since September 2003, prior to which period he was employed by the Manager as an Analyst and later as a Vice President and Senior Analyst from 1996 until September 2003.

o Mr. Curry, manager of Alger Money Market Fund and co-portfolio manager of Alger Balanced Fund since December 2004 and manager of the Core Fixed-Income Fund since its inception on March 1, 2006, has been employed by the Manager as a Vice President and portfolio manager since December 2004. Mr. Curry was previously Vice President at Janney Montgomery Scott, LLC from September 2003 to December 2004, prior to which he was a portfolio manager for Whitehall Asset Management's fixed-income institutional and retail assets from March 1999 to March 2003, and a portfolio manager at UBS Global Asset Management within the firm's institutional fixed-income assets division from July 1995 to February 1999.

o Ms. Ott, co-manager of the Alger Health Sciences Fund, has been employed by the Manager as a Vice President and Senior Analyst since 2002. Prior thereto, she was a Vice President and Senior Equity Research Analyst from June 2001 and an Equity Research Analyst at Lehman Brothers from 1998.

o Ms. Sayers, co-manager of the Alger Health Sciences Fund, has been employed by the Manager as a Vice President and Analyst since 2003. Prior thereto, she was a Research Associate at Lehman Brothers from June 2000.

o Mr. Silverberg, assistant portfolio manager of the MidCap Growth Fund since September 2003, has been employed by the Manager as a Vice President and Senior Analyst since December 2004, as an Analyst from October 2001 to December 2004 and as an Assistant Vice President from September 2002 to December 2004, prior to which he was a research analyst at Mark Asset Management Corporation from June 1999 until September 2001 and a research intern at MBF Capital Corporation from December 1998 until June 1999.

o Mr. Shen, co-manager of the Alger Health Sciences Fund since May 30, 2006, has been employed by the Manager since that date as a Vice President and Analyst. Previously, he was an equity analyst in the health care sector at Dresden RCM and, before that, at Robertson Stephens, since 1999.

LEGAL PROCEEDINGS

The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and the other recipients have the opportunity to respond to the staff before the staff makes a formal recommendation. The Manager and Alger Inc. submitted responses to the staff in January 2006. The staff has not yet responded to this submission.

On June 7, 2006, the Manager, its parent, Alger Inc., and their affiliated companies reached an agreement in principle with the staff of the New York Regional Office of the SEC and with the staff of the New York State Attorney General's office ("NYAG") resolving all issues with the SEC and the NYAG related to the allegations of mutual fund market timing and late trading that were the subject of the December 2005 Wells Notice. The Manager and Alger Inc. are working with the staff of the SEC and the NYAG to finalize the agreement. The agreement is subject to the approval of the SEC and the NYAG. In the proposed settlement agreement, without admitting or denying liability, the firm will consent to the payment of $30 million dollars to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. The Manager has advised the Trust that the proposed settlement payment is not expected to adversely affect the operations of the Manager, Alger Inc. or their affiliates, or adversely affect their ability to continue to provide services to the Trust.

On August 31, 2005, the West Virginia Securities Commissioner in an EX PARTE Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The EX PARTE order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Trust, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings are being entered. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court's ruling with respect to the Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006.

The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Trust. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Funds, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Trust. The Manager cannot predict the potential effect of such actions upon the Manager or the Trust. There can be no assurance that the effect, if any, would not be material.

[GRAPHIC]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE

The value of one share is its "net asset value," or NAV. The NAV for each Fund other than the Money Market Fund is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open; the NAV for the Money Market Fund is calculated as of 12:00 noon on each of those days. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The assets of each Fund other than Alger Money Market Fund are generally valued on the basis of market quotations, or where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees. The assets of Alger Money Market Fund (and short-term money market instruments held by other Funds) are normally valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

--------------------------------------------------------------------------------
NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE TO THE CLASS OF THE FUND'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING APPLICABLE LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF OUTSTANDING SHARES OF THE CLASS.
--------------------------------------------------------------------------------

PURCHASING AND REDEEMING FUND SHARES

Shares are sold at their offering price, which is the net asset value per share plus any intial sales charge that applies. You can purchase or redeem shares on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after your purchase or redemption request is received in good order by the Transfer Agent or other agent appointed by the Distributor. Ordinarily, the Fund will issue your redemption check within seven days after the Transfer Agent accepts your redemption request. However, when you buy shares with a check or via TelePurchase or Automatic Investment Plan, the Fund will not issue payment for redemption requests against those funds until the purchase proceeds are available, which may take up to 15 days. The Transfer Agent or the Fund may reject any purchase order.

If you redeem shares, by sale or exchange, of a Fund (other than the Money Market Fund) within 30 days of purchase (including purchase by exchange), the Fund may impose a redemption fee of 2% of the amount redeemed. This fee will be retained by the Fund. Shares held the longest will be treated as having been redeemed first for purposes of determining whether the fee applies. The fee will not apply to redemptions (i) due to shareholder death or disability, (ii) from certain omnibus accounts, (iii) of shares acquired through reinvestment of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the Systematic Withdrawal Plan, or (vii) by the Fund of accounts falling below the minimum initial investment amount. The Funds reserve the right to waive this fee in other circumstances if the Manager determines that doing so is in the best interest of the Funds.

DIVIDENDS AND DISTRIBUTIONS

All Funds other than the Money Market Fund and the Core Fixed-Income Fund declare and pay dividends and distributions annually. These Funds expect that the annual payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long the Fund held the securities that it sold to create the gains (rather than the length of time you have held shares of the Fund), and that they will also include net investment income, which is taxable as ordinary income. Under recent tax legislation, certain dividend income received by a Fund and paid to you will be subject to a maximum tax rate of 15%; other income paid to you, such as non-qualifying dividend income or interest earned on debt securities held by the Fund, will continue to be taxed at the higher ordinary income rates. Dividends and distributions may differ among classes of shares of a Fund. Payments by the Money Market Fund, which normally consist solely of net investment income, are declared daily and paid monthly. Payments by the Core Fixed-Income Fund, which are expected to consist of net investment income and capital gains, will be declared and paid monthly.

Unless you choose to receive cash payments by checking the box on your New Account Application, any dividends and distributions will be reinvested automatically at the NAV on their payment dates. No additional sales charge will apply to automatically reinvested dividends and distributions. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, that payment will be reinvested upon receipt by the Transfer Agent in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to take distributions in cash or reinvest them in the Fund, they may be subject to federal and state taxes. Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Funds.

CLASSES OF FUND SHARES

All Funds (other than the Money Market Fund) offer three classes of shares, each subject to a sales charge. Shares of the Money Market Fund are not subject to a sales charge. The differences among the classes are described in the following charts:

SALES CHARGES

CLASS A SHARES (ALL FUNDS EXCEPT CORE FIXED-INCOME FUND)
--------------------------------------------------------------------------------

When you buy Class A Shares, you may pay the following sales charge:

                               Sales Charge     Sales Charge   Dealer
                               as a % of        as a % of Net  Allowance as a %
Purchase Amount                Offering Price   Asset Value    of Offering Price
--------------------------------------------------------------------------------
Less than $25,000                   5.25%           5.54%            5.00%
$25,000 - $49,999                   4.50%           4.71%            4.25%
$50,000 - $99,999                   4.00%           4.17%            3.75%
$100,000 - $249,999                 3.50%           3.63%            3.25%
$250,000 - $499,999                 2.50%           2.56%            2.25%
$500,000 - $749,999                 2.00%           2.04%            1.75%
$750,000 - $999,999                 1.50%           1.52%            1.25%
$1,000,000 and over                    *               *             1.00%

Alger Core Fixed-Income Class A Sales Charge:

                               Sales Charge     Sales Charge   Dealer
                               as a % of        as a % of Net  Allowance as a %
Purchase Amount                Offering Price   Asset Value    of Offering Price
--------------------------------------------------------------------------------
Less than $25,000                   4.75%           4.99%            4.50%
$25,000 - $49,999                   4.50%           4.71%            4.25%
$50,000 - $99,999                   4.00%           4.17%            3.75%
$100,000 - $249,999                 3.50%           3.63%            3.25%
$250,000 - $499,999                 2.50%           2.56%            2.25%
$500,000 - $749,999                 2.00%           2.04%            1.75%
$750,000 - $999,999                 1.50%           1.52%            1.25%
$1,000,000 and over                    *               *             1.00%

* Purchases of Class A Shares which, when combined with current holdings of Class A Shares of the Funds, The China-U.S. Growth Fund and Spectra Fund offered with a sales charge, equal or exceed $1,000,000 in the aggregate may be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. The CDSC is waived in certain circumstances.

In calculating a CDSC, the Fund assumes first, that the redemption is of shares, if any, that are not subject to any CDSC.

--------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES
Not subject to distribution (12b-1) fees

--------------------------------------------------------------------------------
MAXIMUM INVESTMENT AMOUNT: No maximum investment limit.

MIMIMUM INVESTMENT AMOUNT: See table on page 31. If at any time the value of your Fund shares within your account falls below the minimum initial investment amount as a result of redemptions, the Fund may redeem all your Fund shares within your account.

CLASS B SHARES
--------------------------------------------------------------------------------

There is no sales charge when you buy Class B shares.

When you redeem Class B Shares, you may pay the following CDSC:

                                                                      Contingent
                                                                      Deferred
                                                                      Sales
                                                                      Charge
Years Shares Were Held                                                (CDSC)
--------------------------------------------------------------------------------
Less than one                                                             5%
One but less than two                                                     4%
Two but less than three                                                   3%
Three but less than four                                                  2%
Four but less than five                                                   2%
Five but less than six                                                    1%
Six or more                                                               0%

--------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES

Subject to distribution (12b-1) fees for eight years, after which time your shares are automatically converted to Class A Shares. There are no sales charges imposed on the conversion.+

--------------------------------------------------------------------------------
MAXIMUM PERMITTED INVESTMENT AMOUNT $49,999

CLASS C SHARES
--------------------------------------------------------------------------------
There is no sales charge when you buy Class C Shares.

When you redeem Class C Shares, you may pay the following CDSC:

Years Shares Were                                            Contingent Deferred
Held                                                         Sales Charge (CDSC)
--------------------------------------------------------------------------------
Less than one                                                         1%
One or more                                                           0%

--------------------------------------------------------------------------------
DISTRIBUTION (12B-1) FEES

Subject to distribution (12b-1) fees+

--------------------------------------------------------------------------------
MAXIMUM PERMITTED INVESTMENT AMOUNT $999,999

In calculating a CDSC, the Fund assumes, first, that the redemption is of shares, if any, that are not subject to any CDSC and, second, that the remaining shares redeemed are those that are subject to the lowest charge.

Under  certain  circumstances,  the  above  requirements  may be  waived.  These
circumstances   are   discussed   below  and  in  the  Statement  of  Additional
Information.

+ Each Fund other than Alger Money Market Fund has adopted a plan under Rule 12b-1 that allows Class B and Class C shares to pay distribution fees out of their assets on an ongoing basis for the sale and distribution of their shares. These fees will increase the cost of your investment in Class B or Class C shares and may cost you more than paying other types of sales charges.

MINIMUM INVESTMENT AMOUNT See table on page 31. If at any time the value of your Fund shares within your account falls below the minimum initial investment amount as a result of redemptions, the Fund may redeem all your Fund shares within your account.

MINIMUM INVESTMENTS: THE FOLLOWING MINIMUMS APPLY TO AN ACCOUNT IN ANY FUND, WHETHER INVESTED IN CLASS A, CLASS B OR CLASS C SHARES.

                                     Initial                   Subsequent
                                    Investment                 Investment

--------------------------------------------------------------------------------
Regular account                       $1,000                       $50
Traditional IRA                          500                        50
Roth IRA                                 500                        50
Coverdell ESA                            500                        50
SIMPLE IRA                               500                        50
Keogh                                    500                        50
401(k)                                   500                        50
403(b)                                   500                        50
Automatic Investment                     500                        50
Asset-based Fee Program Accounts         250                        50

Minimums may be waived in certain circumstances.

WAIVERS OF SALES CHARGES

No initial sales charge (Class A) or CDSC (Classes A, B or C) is imposed on purchases or redemptions (1) by (i) employees of Fred Alger & Company Incorporated ("Alger Inc." or the "Distributor") and its affiliates, (ii) Individual Retirement Accounts ("IRAs"), Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by (i) accounts managed by investment advisory affiliates of Alger Inc. that are registered under the Investment Advisers Act of 1940, as amended, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors or trustees of any investment company for which Alger Inc. or any of its affiliates serves as investment adviser or distributor; (4) of shares held through defined contribution plans as defined by the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (5) by an investment company registered under the Investment Company Act of 1940, as amended, in connection with the combination of the investment company with the Trust by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers for their own accounts; (7) by registered investment advisers, banks, trust companies and other financial institutions, including broker-dealers, each on behalf of their clients, that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (8) by a financial institution as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the financial institution, and (ii) retirement and deferred compensation plans and trusts used to fund those plans; (9) for their own accounts by registered representatives of broker-dealers that have an agreement in place with the Distributor for, among other things, waiver of the sales charge, and their spouses, children, siblings and parents; and (10) by children or spouses of individuals who died in the terrorist attacks of September 11, 2001.

Investors purchasing Class A Shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. Information regarding these procedures is available by contacting the Trust at (800) 992-3863.

Any CDSC which otherwise would be imposed on redemptions of shares of a Fund will be waived in certain instances, including (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year after the death or initial determination of disability, (b) redemptions in connection with the following retirement plan distributions: (i) lump-sum or other distributions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a five percent owner of the employer maintaining the plan, following attainment of age 70-1/2); (ii) required distributions from an IRA following the attainment of age 70-1/2 or from a custodial account under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, following the later of retirement or attainment of age 70-1/2; and (iii) a tax-free return of an excess contribution to an IRA, (c) systematic withdrawal payments, and (d) redemptions by the Trust of Fund shares whose value has fallen below the minimum initial investment amount. For purposes of the waiver described in (a) above, a person will be deemed "disabled" if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

Under the REINVESTMENT PRIVILEGE, a shareholder who has redeemed shares in a Fund account may reinvest all or part of the redemption proceeds in shares of the same class of the same Fund in the same account without an initial sales charge and receive a credit for any CDSC paid on the redemption, provided the reinvestment is made within 30 days after the redemption. Reinvestment will be at the net asset value of the Fund next determined upon receipt of the proceeds and a letter requesting that this privilege be exercised, subject to confirmation of the shareholder's status or holdings, as the case may be. You will also receive a pro rata credit for any CDSC imposed. This reinvestment privilege may be exercised only once by a shareholder. Reinvestment will not alter any capital gains tax payable on the redemption and a loss may not be allowed for tax purposes.

REDUCED SALES CHARGES

In addition to waivers of sales charges for eligible investors, there are several ways in which any investor in CLASS A SHARES may be eligible for a reduced sales charge. Information on reduced sales charges is posted on the Fund's website, WWW.ALGER.COM. Shares of Alger Money Market Fund are offered without a sales charge.

When purchasing Class A shares, when the dollar amount of your purchase reaches a specified level, known as a BREAKPOINT, you are entitled to pay a reduced front-end sales charge. For example, a purchase of $24,500 of Class A shares of the Fund would be charged a front-end sales charge of 5.25%, while a purchase of $25,000 would be charged a front-end sales charge of 4.50%. There are several breakpoints, as shown in the above sales charge table for Class A shares. The greater the investment, the greater the reduction in the sales charge.

A reduced sales charge is also available to Class A investors who indicate an intent to purchase shares in an amount aggregating $25,000 or more over a 13-month period. A LETTER OF INTENT ("LOI") allows the Class A investor to qualify for a breakpoint discount now without immediately investing the aggregate dollar amount at which the breakpoint discount is offered. The investor must refer to the LOI when placing purchase orders. For purposes of an LOI, the purchase amount includes purchases by "any person" (which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) of shares of all classes of The Alger Funds, The China-U.S. Growth Fund and Spectra Fund offered with a sales charge over the following 13 months. At the investor's request, the 13-month period may begin up to 90 days before the date the LOI is signed. The minimum initial investment under the LOI is 5% of the total LOI amount. Further details are in the Statement of Additional Information.

A third way that an investor in Class A shares may be eligible for a reduced sales charge is by reason of RIGHTS OF ACCUMULATION ("ROA"). With ROA, Class A shares of the Fund may be purchased by "any person" (as defined in the immediately preceding paragraph) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all shares of all classes of The Alger Funds, The China-U.S. Growth Fund and Spectra Fund offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

INVESTMENT INSTRUCTIONS

TO OPEN AN ACCOUNT:

BY MAIL: The Funds do not accept cash or cash alternatives for fund purchases. (Make checks payable to "The Alger Funds.") Mail your completed application and check to the Fund's transfer agent:

         Boston Financial Data Services, Inc.
         Attn: The Alger Funds
         P.O. Box 8480
         Boston, MA 02266-8480

Overnight mail is to be sent to the Fund's transfer agent at the following address:

         Boston Financial Data Services, Inc.
         Attn: The Alger Funds
         66 Brooks Drive
         Braintree, MA 02184

BY FED WIRE: Forward the completed New Account Application to Boston Financial Data Services, Attn: The Alger Funds, stating that the account will be established by wire transfer and the date and amount of the transfer. Have your bank wire funds to State Street Bank & Trust Company. Contact Boston Financial Data Services at (800) 992-3863 for details.

CONTACT: CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY:   Complete  the  Automatic  Investment  option  on  your  account application. Minimum automatic investment is $50 with a minimum initial investment of $500.

VIA OUR WEBSITE: Visit The Alger Funds' website to download a New Account Application - WWW.ALGER.COM

Mail the completed application with your investment to Boston Financial Data Services, Inc., Attn: The Alger Funds.

TO MAKE ADDITIONAL INVESTMENTS IN AN EXISTING ACCOUNT:

BY MAIL: Complete and return the Invest by Mail slip attached to your Alger Funds Statement and return the slip with your investment to:

         Boston Financial Data Services, Inc.
         Attn: The Alger Funds
         P.O. Box 8480
         Boston, MA 02266-8480

BY TELEPHONE OR FED WIRE: TELEPURCHASE* allows you to purchase shares by telephone (minimum $500, maximum $50,000) by filling out the appropriate section of the New Account Application or returning the Additional Services Form. The funds will be transferred from your designated bank account to your Fund account normally within one business day. Call (800) 992-3863 to initiate a TelePurchase.

WIRE: Have your bank wire funds to State Street Bank & Trust Company. Contact Boston Financial Data Services, Inc. at (800) 992-3863 for details.

* Not available for Retirement Plans

CONTACT: CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: The Alger Funds' Automatic Investment Plan allows you to make automatic purchases on the 15th and/or the last business day of each month. Fill out the appropriate information on the New Account Application or contact Boston Financial Data Services, Inc. at (800) 992-3863 to receive an Additional Services Form. Minimum automatic investment is $50 with a minimum initial investment of $500.

Government Direct Deposit* allows you to arrange direct deposit of U.S. federal government payments into your Fund account and Payroll Savings Plan* allows you to arrange direct deposit of a portion of your payroll directly to your Fund Account. Call (800) 992-3863 for a Payroll Savings Plan Form.

* Not available for Retirement Plans

VIA OUR WEBSITE: Visit The Alger Funds' website to download all forms to add services to your account - WWW.ALGER.COM

Mail your completed forms to Boston Financial Data Services, Inc., Attn: The Alger Funds.

TO EXCHANGE SHARES OF THE FUND:

You can exchange shares of any Fund for shares of another Fund, or The China-U.S. Growth Fund, subject to certain restrictions. Call (800) 992-3863 to exchange shares (unless you have refused the telephone exchange privilege on your New Account Application). Shares of one class may not be exchanged for shares of another class. Alger Money Market Fund shares acquired by direct purchase may be exchanged for Class A, B or C Shares of another Fund; however, any applicable sales charge will apply to the shares acquired, depending upon their class. Shares of Alger Money Market Fund acquired by exchange rather than by direct purchase may be exchanged for shares of another Fund, but only for shares of the same class as those originally exchanged for Alger Money Market Fund shares.

When exchanging in and out of Alger Money Market Fund, your confirmations and account statements will include a share class designation next to your shares of Alger Money Market Fund solely for operational reasons. This share class designation corresponds to the share class in the other Fund that is being acquired by exchange, or that was originally purchased in the other Fund prior to exchange into Alger Money Market Fund, and which shall be either Class A, Class B, Class C, Class N (corresponding to Class N shares that were purchased in Spectra Fund). Similarly, direct investments that you make in Alger Money Market Fund require that you assign a share class designation -- either Class A, Class B or Class C - to those shares SOLELY FOR OPERATIONAL REASONS for purposes of tracking exchanges.

The period of time during which an investor holds shares of Alger Money Market Fund that have been acquired in exchange for shares of any other Fund will not be counted towards the holding period for purposes of calculating a CDSC, if applicable. Remember that for tax purposes an exchange is considered a sale and a purchase, so you may realize a taxable gain or a loss when you exchange shares. For more information, call the Fund toll-free at (800) 992-3863 or consult the Statement of Additional Information (see back cover of this prospectus).

TO REDEEM SHARES OF THE FUND:

BY MAIL: Send a letter of instruction to Boston  Financial Data Services,  Inc.,
Attn: The Alger Funds which includes:

o     account number

o     Fund name (and class, if applicable)

o     number of shares or dollar amount of redemption

o     where to send the proceeds

o     signature(s) of registered owner(s)

o     a signature guarantee is required if

      o     your redemption is for more than $25,000; or

      o you want the check sent to a different address than the one we have on file; or

      o you want the check to be made payable to someone other than the registered owners we have on file; or

      o     you have changed your address on file within the past 60 days.

BY TELEPHONE*: Call (800) 992-3863 to sell shares (unless you refuse this service on your New Account Application). The Fund will send you a check for any amount. You cannot request a check if you have changed your address on file within the past 60 days. For amounts over $5,000, you can choose to receive a wire to a bank account you previously designated on the records of the Fund.

TELEREDEMPTION is available by filling out the appropriate section of the New Account Application or returning the Additional Services Form. The funds will be transferred to your bank account in an amount between $500 and $50,000, normally within two business days. Shares issued in certificate form are not eligible for this service. Physical share certificates are not issued for shares of the Fund.

If you request that your redemption proceeds be wired to your bank account, there is generally a $10 fee per wire sent to a bank account that you had previously designated on the Fund's records, and generally a $15 fee per wire sent to a bank account not previously designated on the Fund's records.

* Not available for Retirement Plans

CONTACT: CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: Systematic Withdrawal Plan allows you to receive regular monthly, quarterly or annual payments. Your account value must be at least $10,000, and the payments must be for $50 or more. The maximum monthly withdrawal is 1% of the account value in the Fund at the time you begin participation in the Plan.

VIA OUR WEBSITE: Visit The Alger Funds' website to download all forms to add redemption privileges to your existing account - WWW.ALGER.COM.

Mail your completed forms to Boston Financial Data Services, Inc., Attn: The Alger Funds.

To speak to an Alger Funds Representative call (800) 711-6141

Web address: WWW.ALGER.COM

Representatives are available to assist you with any questions you may have.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEE IS A GUARANTEE BY A FINANCIAL INSTITUTION THAT YOUR SIGNATURE IS AUTHENTIC. THE FINANCIAL INSTITUTION ACCEPTS LIABILITY FOR ANY FORGERY OR FRAUD IF THE SIGNATURE IT GUARANTEES PROVES TO BE COUNTERFEIT. IT IS AN IDEAL MEANS TO PROTECT INVESTORS AND THEIR ASSETS. A NOTARIZATION BY A NOTARY PUBLIC IS NOT AN ACCEPTABLE SUBSTITUTE.
--------------------------------------------------------------------------------

MARKET TIMING POLICIES AND PROCEDURES

Each of the equity portfolios invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the Funds price their portfolios and determine NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Funds recognize that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Funds' portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Funds therefore discourage market timing, and to the extent possible monitor for market timing patterns in each of the portfolios.

The Board of Trustees has determined that a Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares (with the exception of shares of the Money Market Fund) or shares of other funds sponsored by the Manager that is detrimental to the fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Funds might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Funds and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Funds' efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Funds' policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds' fiscal quarter.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website WWW.ALGER.COM and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund's holdings is permitted, a confidentiality agreement approved by the Manager's legal and compliance department must also be approved by the Funds' Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

OTHER INFORMATION

A Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when you redeem them than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions. If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Trust through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Trust for trading on behalf of retirement plans and their participants, the Administrator may apply purchase and exchange limitations which are different than the limitations discussed herein. These limitations may be more or less restrictive than the limitations imposed by the Trust. Consult with your Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Trust through your retirement plan.

From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Trust assets or 0.50% annually of Trust sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary's reputation, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.

                      [This Page Intentionally Left Blank]

[GRAPHIC]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the periods shown from the year ended October 31, 2002 forward has been audited by Ernst & Young LLP whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request. Information for periods prior thereto has been audited by Arthur Andersen LLP.

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR

                                                                                          Income from
                                                                                      Investment Operations
                                                                                      ---------------------

                                                                                                          Net
                                                                                                        Realized
                                                                                                          and
                                                                Net Asset             Net              Unrealized           Total
                                                                  Value,           Investment             Gain               from
                                                                Beginning            Income            (Loss) on          Investment
                                                                 of Year           (Loss) (i)          Investments        Operations
                                                                 -------           ----------          -----------        ----------
ALGER LARGECAP GROWTH FUND (I)

CLASS A
Year ended 10/31/05 ................................             $ 9.05              $ 0.01              $ 1.42              $ 1.43
Year ended 10/31/04 ................................               8.87               (0.07)               0.25                0.18
Year ended 10/31/03 ................................               7.16               (0.05)               1.76                1.71
Year ended 10/31/02 ................................               9.47               (0.04)              (2.27)              (2.31)
Year ended 10/31/01 ................................              14.09               (0.04)              (3.64)              (3.68)

CLASS B
Year ended 10/31/05 ................................             $ 8.44              $(0.07)             $ 1.33              $ 1.26
Year ended 10/31/04 ................................               8.33               (0.13)               0.24                0.11
Year ended 10/31/03 ................................               6.76               (0.10)               1.67                1.57
Year ended 10/31/02 ................................               9.02               (0.10)              (2.16)              (2.26)
Year ended 10/31/01 ................................              13.58               (0.12)              (3.50)              (3.62)

CLASS C
Year ended 10/31/05 ................................             $ 8.43              $(0.07)             $ 1.33              $ 1.26
Year ended 10/31/04 ................................               8.33               (0.13)               0.23                0.10
Year ended 10/31/03 ................................               6.76               (0.10)               1.67                1.57
Year ended 10/31/02 ................................               9.02               (0.10)              (2.16)              (2.26)
Year ended 10/31/01 ................................              13.57               (0.12)              (3.49)              (3.61)

ALGER SMALLCAP GROWTH FUND

CLASS A
Year ended 10/31/05 ................................             $ 4.18              $(0.06)             $ 1.09              $ 1.03
Year ended 10/31/04 ................................               3.95               (0.06)               0.29                0.23
Year ended 10/31/03 ................................               2.85               (0.05)               1.15                1.10
Year ended 10/31/02 ................................               3.54               (0.05)              (0.64)              (0.69)
Year ended 10/31/01 ................................               8.81               (0.04)              (3.41)              (3.45)

----------
(i)   Amount was computed based on average shares outstanding during the period.
(ii)  Does not reflect the effect of any sales charges.

                                                     Ratios/Supplemental Data
                                           ----------------------------------------------
                                                                     Ratio of
                                             Net        Ratio of       Net
                   Net                      Assets,     Expenses    Investment
Distributions     Asset                    End of         to          Income
    from          Value,                    Year        Average     (Loss) to   Portfolio
Net Realized      End of        Total      (000's        Net         Average     Turnover
    Gains          Year      Return (ii)   omitted)      Assets     Net Assets     Rate
------------      ------     -----------   --------      ------     ----------  ---------



  $     --      $  10.48         15.8%    $157,205         1.37%       0.05%      249.17%
        --          9.05          2.0      166,720         1.34       (0.72)      191.13
        --          8.87         23.9      168,720         1.44       (0.62)      215.81
        --          7.16        (24.4)     130,464         1.36       (0.47)      213.97
     (0.94)         9.47        (27.4)     230,637         1.26       (0.35)       91.40


  $     --      $   9.70         14.9%    $260,786         2.12%      (0.72)%     249.17%
        --          8.44          1.3      279,963         2.09       (1.46)      191.13
        --          8.33         23.2      350,972         2.20       (1.37)      215.81
        --          6.76        (25.1)     323,809         2.11       (1.21)      213.97
     (0.94)         9.02        (28.1)     581,770         2.01       (1.09)       91.40


  $     --      $   9.69         15.0%    $ 39,620         2.12%      (0.72)%     249.17%
        --          8.43          1.2       42,196         2.09       (1.47)      191.13
        --          8.33         23.2       41,906         2.19       (1.37)      215.81
        --          6.76        (25.1)      34,813         2.11       (1.22)      213.97
     (0.94)         9.02        (28.0)      48,918         2.01       (1.10)       91.40




  $     --      $   5.21         24.6%    $110,329         1.62%      (1.19)%     104.30%
        --          4.18          5.8       82,891         1.69       (1.47)      128.79
        --          3.95         38.6       73,616         1.79       (1.55)      139.28
        --          2.85        (19.5)      46,143         1.75       (1.52)      132.35
     (1.82)         3.54        (46.6)      64,164         1.54       (0.95)      195.72

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR

                                                                Income from
                                                            Investment Operations
                                                            ---------------------

                                                                               Net
                                                                            Realized
                                                                              and
                                           Net Asset           Net         Unrealized        Total         Dividends   Distributions
                                            Value,         Investment         Gain           from          from Net        from
                                          Beginning          Income        (Loss) on      Investment       Investment  Net Realized
                                            of Year        (Loss) (i)      Investments    Operations        Income         Gains
                                            -------        ----------      -----------    ----------        ------         -----

ALGER SMALLCAP GROWTH FUND (CONTINUED)

CLASS B
Year ended 10/31/05 ................         $ 3.88          $(0.08)         $ 1.00          $ 0.92          $   --          $   --
Year ended 10/31/04 ................           3.70           (0.09)           0.27            0.18              --              --
Year ended 10/31/03 ................           2.68           (0.07)           1.09            1.02              --              --
Year ended 10/31/02 ................           3.36           (0.07)          (0.61)          (0.68)             --              --
Year ended 10/31/01 ................           8.52           (0.08)          (3.26)          (3.34)             --           (1.82)

CLASS C
Year ended 10/31/05 ................         $ 3.88          $(0.09)         $ 1.02          $ 0.93          $   --          $   --
Year ended 10/31/04 ................           3.70           (0.09)           0.27            0.18              --              --
Year ended 10/31/03 ................           2.68           (0.07)           1.09            1.02              --              --
Year ended 10/31/02 ................           3.36           (0.07)          (0.61)          (0.68)             --              --
Year ended 10/31/01 ................           8.53           (0.08)          (3.27)          (3.35)             --           (1.82)

ALGER BALANCED FUND

CLASS A
Year ended 10/31/05 ................         $18.58          $ 0.22          $ 1.70          $ 1.92          $(0.21)         $   --
Year ended 10/31/04 ................          18.29            0.10            0.36            0.46           (0.17)             --
Year ended 10/31/03 ................          16.02            0.13            2.43            2.56           (0.29)             --
Year ended 10/31/02 ................          18.67            0.27           (2.48)          (2.21)          (0.44)             --
Year ended 10/31/01 ................          21.29            0.43           (2.83)          (2.40)          (0.22)             --

CLASS B
Year ended 10/31/05 ................         $18.13          $ 0.08          $ 1.65          $ 1.73          $(0.05)         $   --
Year ended 10/31/04 ................          17.86           (0.04)           0.34            0.30           (0.03)             --
Year ended 10/31/03 ................          15.62            0.01            2.39            2.40           (0.16)             --
Year ended 10/31/02 ................          18.17            0.14           (2.44)          (2.30)          (0.25)             --
Year ended 10/31/01 ................          20.83            0.27           (2.75)          (2.48)          (0.18)             --

----------
(i)   Amount was computed based on average shares outstanding during the period.
(ii)  Does not reflect the effect of any sales charges.

                                                                 Ratios/Supplemental Data
                                                    -----------------------------------------------------

                                                                                  Ratio of
                                                     Net            Ratio of        Net
                       Net                          Assets,         Expenses     Investment
                      Asset                         End of             to          Income
                     Value,                          Year            Average     (Loss) to        Portfolio
   Total             End of            Total        (000's            Net         Average          Turnover
Distributions         Year          Return (ii)    omitted)          Assets      Net Assets          Rate
-------------         ----          -----------    --------          ------      ----------          ----



$     --           $   4.80            23.7%       $ 61,499           2.36%         (1.94)%        104.30%
      --               3.88             4.9          70,304           2.43          (2.21)         128.79
      --               3.70            38.1          94,241           2.57          (2.32)         139.28
      --               2.68           (20.2)         81,758           2.49          (2.27)         132.35
   (1.82)              3.36           (47.0)        130,559           2.28          (1.66)         195.72


$     --           $   4.81            24.0%       $  5,106           2.37%         (1.95)%        104.30%
      --               3.88             4.9           4,669           2.44          (2.21)         128.79
      --               3.70            38.1           4,999           2.56          (2.32)         139.28
      --               2.68           (20.2)          3,209           2.49          (2.27)         132.35
   (1.82)              3.36           (47.0)          4,234           2.28          (1.66)         195.72



$  (0.21)          $  20.29            10.4%       $ 53,415           1.31%          1.15%         218.75%
   (0.17)             18.58             2.5          68,646           1.26           0.52          167.72
   (0.29)             18.29            16.3          79,387           1.31           0.80          174.97
   (0.44)             16.02           (12.2)         78,167           1.28           1.53          203.96
   (0.22)             18.67           (11.3)        101,440           1.20           2.15           74.15


$  (0,05)          $  19.81             9.6%       $ 86,647           2.06%          0.41%         218.75%
   (0.03)             18.13             1.7         114,387           2.01          (0.23)         167.72
   (0.16)             17.86            15.5         143,765           2.06           0.05          174.97
   (0.25)             15.62           (12.9)        137,070           2.03           0.78          203.96
   (0.18)             18.17           (12.0)        158,766           1.95           1.40           74.15

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR

                                                                  Income from
                                                              Investment Operations
                                                              ---------------------
                                                                                 Net
                                                                              Realized
                                                                                and
                                              Net Asset          Net         Unrealized       Total      Dividends     Distributions
                                               Value,        Investment         Gain          from       from Net          from
                                             Beginning         Income        (Loss) on     Investment    Investment     Net Realized
                                               of Year       (Loss) (i)      Investments   Operations     Income           Gains
                                               -------       ----------      -----------   ----------     ------           -----
ALGER BALANCED FUND (CONTINUED)

CLASS C
Year ended 10/31/05 ......................      $18.21         $ 0.08         $ 1.66         $ 1.74         $(0.05)        $   --
Year ended 10/31/04 ......................       17.93          (0.04)          0.35           0.31          (0.03)            --
Year ended 10/31/03 ......................       15.68           0.01           2.39           2.40          (0.15)            --
Year ended 10/31/02 ......................       18.24           0.14          (2.45)         (2.31)         (0.25)            --
Year ended 10/31/01 ......................       20.90           0.27          (2.75)         (2.48)         (0.18)            --

ALGER MIDCAP GROWTH FUND

CLASS A
Year ended 10/31/05 ......................      $ 7.89         $(0.08)        $ 1.34         $ 1.26         $   --         $   --
Year ended 10/31/04 ......................        7.57          (0.08)          0.40           0.32             --             --
Year ended 10/31/03 ......................        5.48          (0.07)          2.16           2.09             --             --
Year ended 10/31/02 ......................        6.92          (0.07)         (1.37)         (1.44)            --             --
Year ended 10/31/01 ......................       10.17          (0.06)         (2.01)         (2.07)            --          (1.18)

CLASS B
Year ended 10/31/05 ......................      $ 7.33         $(0.14)        $ 1.24         $ 1.10         $   --         $   --
Year ended 10/31/04 ......................        7.08          (0.13)          0.38           0.25             --             --
Year ended 10/31/03 ......................        5.17          (0.11)          2.02           1.91             --             --
Year ended 10/31/02 ......................        6.58          (0.11)         (1.30)         (1.41)            --             --
Year ended 10/31/01 ......................        9.79          (0.11)         (1.92)         (2.03)            --          (1.18)

CLASS C
Year ended 10/31/05 ......................      $ 7.31         $(0.14)        $ 1.24         $ 1.10         $   --         $   --
Year ended 10/31/04 ......................        7.06          (0.13)          0.38           0.25             --             --
Year ended 10/31/03 ......................        5.16          (0.11)          2.01           1.90             --             --
Year ended 10/31/02 ......................        6.56          (0.11)         (1.29)         (1.40)            --             --
Year ended 10/31/01 ......................        9.77          (0.11)         (1.92)         (2.03)            --          (1.18)

----------
(i)   Amount was computed based on average shares outstanding during the period.
(ii)  Does not reflect the effect of any sales charges.

                                                                 Ratios/Supplemental Data
                                                    -------------------------------------------------------
                                                                                  Ratio of
                                                     Net            Ratio of        Net
                       Net                          Assets,         Expenses     Investment
                      Asset                         End of             to          Income
                     Value,                          Year            Average     (Loss) to        Portfolio
   Total             End of            Total        (000's            Net         Average          Turnover
Distributions         Year          Return (ii)    omitted)          Assets      Net Assets          Rate
-------------         ----          -----------    --------          ------      ----------          ----



$  (0.05)          $  19.90             9.5%       $ 25,421           2.06%          0.42%         218.75%
   (0.03)             18.21             1.7          34,840           2.01          (0.23)         167.72
   (0.15)             17.93            15.4          44,801           2.06           0.05          174.97
   (0.25)             15.68           (12.9)         45,516           2.03           0.78          203.96
   (0.18)             18.24           (12.0)         57,193           1.95           1.40           74.15




$     --           $   9.15            16.0%       $318,423           1.36%         (0.96)%        239.32%
      --               7.89             4.2         276,076           1.34          (1.08)         210.18
      --               7.57            38.1         231,711           1.45          (1.16)         238.17
      --               5.48           (20.8)        133,113           1.41          (1.05)         324.69
   (1.18)              6.92           (21.9)        154,412           1.31          (0.77)         115.45


$     --           $   8.43            15.0%       $260,986           2.11%         (1.71)%        239.32%
      --               7.33             3.5         276,982           2.09          (1.83)         210.18
      --               7.08            36.9         326,015           2.20          (1.92)         238.17
      --               5.17           (21.4)        247,201           2.15          (1.80)         324.69
   (1.18)              6.58           (22.4)        426,699           2.06          (1.49)         115.45


$     --           $   8.41            15.1%       $ 72,985           2.11%         (1.71)%        239.32%
      --               7.31             3.5          70,677           2.09          (1.83)         210.18
      --               7.06            36.8          62,627           2.20          (1.92)         238.17
      --               5.16           (21.3)         46,238           2.16          (1.80)         324.69
   (1.18)              6.56           (22.4)         53,592           2.06          (1.51)         115.45

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                                                          Income from
                                                                                      Investment Operations
                                                                                      ---------------------
                                                                                                          Net
                                                                                                        Realized
                                                                                                          and
                                                                Net Asset             Net              Unrealized           Total
                                                                  Value,           Investment             Gain               from
                                                                Beginning            Income            (Loss) on          Investment
                                                                 of Year           (Loss) (i)          Investments        Operations
                                                                 -------           ----------          -----------        ----------
ALGER CAPITAL APPRECIATION FUND

CLASS A
Year ended 10/31/05 ........................................     $ 7.71              $(0.04)             $ 1.60              $ 1.56
Year ended 10/31/04 ........................................       7.74               (0.10)               0.07               (0.03)
Year ended 10/31/03 ........................................       6.23               (0.07)               1.58                1.51
Year ended 10/31/02 ........................................       8.21               (0.08)              (1.90)              (1.98)
Year ended 10/31/01 ........................................      13.54               (0.05)              (4.80)              (4.85)

CLASS B
Year ended 10/31/05 ........................................     $ 7.23              $(0.09)             $ 1.48              $ 1.39
Year ended 10/31/04 ........................................       7.31               (0.15)               0.07               (0.08)
Year ended 10/31/03 ........................................       5.93               (0.11)               1.49                1.38
Year ended 10/31/02 ........................................       7.88               (0.14)              (1.81)              (1.95)
Year ended 10/31/01 ........................................      13.09               (0.12)              (4.61)              (4.73)

CLASS C
Year ended 10/31/05 ........................................     $ 7.22              $(0.09)             $ 1.48              $ 1.39
Year ended 10/31/04 ........................................       7.31               (0.10)               0.01               (0.09)
Year ended 10/31/03 ........................................       5.93               (0.11)               1.49                1.38
Year ended 10/31/02 ........................................       7.87               (0.14)              (1.80)              (1.94)
Year ended 10/31/01 ........................................      13.09               (0.12)              (4.62)              (4.74)

ALGER HEALTH SCIENCES FUND

CLASS A
Year ended 10/31/05 ........................................     $13.29              $(0.11)             $ 3.76              $ 3.65
Year ended 10/31/04 ........................................      11.91               (0.14)               1.75                1.61
Year ended 10/31/03 ........................................       9.29               (0.20)               2.82                2.62
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii) ..........................      10.00               (0.06)              (0.65)              (0.71)


----------
(i)   Amount was computed based on average shares outstanding during the period.
(ii)  Does not reflect the effect of any sales charges.
(iii) Ratios have been annualized; total return has not been annualized.
(iv)  Amount has been reduced by 0.14% due to expense reimbursements.
(v)   Amount has been reduced by 0.03% due to expense reimbursements.

                                                     Ratios/Supplemental Data
                                           ----------------------------------------------
                                                                     Ratio of
                                             Net        Ratio of       Net
                   Net                      Assets,     Expenses    Investment
Distributions     Asset                    End of         to          Income
    from          Value,                    Year        Average     (Loss) to   Portfolio
Net Realized      End of        Total      (000's        Net         Average     Turnover
    Gains          Year      Return (ii)   omitted)      Assets     Net Assets     Rate
------------      ------     -----------   --------      ------     ----------  ---------



$     --        $   9.27        20.2%      $128,816      1.63%      (0.44)%     144.61%
      --            7.71        (0.4)       121,341      1.58       (1.23)      157.23
      --            7.74        24.2        112,031      1.70       (1.06)      202.81
      --            6.23       (24.1)        97,962      1.53       (1.06)      174.83
   (0.48)           8.21       (36.8)       179,365      1.40       (0.46)      102.58


$     --        $   8.62        19.2%      $192,976      2.37%      (1.15)%     144.61%
      --            7.23        (1.1)       228,646      2.33       (1.97)      157.23
      --            7.31        23.3        324,292      2.45       (1.82)      202.81
      --            5.93       (24.8)       342,592      2.28       (1.82)      174.83
   (0.48)           7.88       (37.2)       572,068      2.15       (1.20)      102.58


$     --        $   8.61        19.3%      $ 33,643      2.37%      (1.13)%     144.61%
      --            7.22        (1.2)        41,595      2.33       (1.98)      157.23
      --            7.31        23.3         54,273      2.45       (1.81)      202.81
      --            5.93       (24.7)        53,936      2.28       (1.82)      174.83
   (0.48)           7.87       (37.2)        96,451      2.15       (1.20)      102.58




$  (0.70)       $  16.24        28.3%      $ 50,581      1.50%(v)   (0.77)%     127.78%
   (0.23)          13.29        13.7         15,106      1.55(iv)   (1.04)      202.79
      --           11.91        28.2          8,594      2.36       (1.80)      246.96

      --            9.29        (7.1)           712      2.15       (1.43)      135.82

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                                                              Income from
                                                                                          Investment Operations
                                                                                          ---------------------
                                                                                                            Net
                                                                                                          Realized
                                                                                                            and
                                                                     Net Asset                           Unrealized         Total
                                                                      Value,                Net             Gain             from
                                                                     Beginning           Investment       (Loss) on       Investment
                                                                     of Period           Loss (i)        Investments      Operations
                                                                     ---------           --------        -----------      ----------
ALGER HEALTH SCIENCES FUND (CONTINUED)
CLASS B
Year ended 10/31/05 ........................................           $13.05            $(0.22)           $ 3.70            $ 3.48
Year ended 10/31/04 ........................................            11.78             (0.24)             1.74              1.50
Year ended 10/31/03 ........................................             9.26             (0.28)             2.80              2.52
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii) ..........................            10.00             (0.10)            (0.64)            (0.74)

CLASS C
Year ended 10/31/05 ........................................           $13.05            $(0.22)           $ 3.69            $ 3.47
Year ended 10/31/04 ........................................            11.78             (0.24)             1.74              1.50
Year ended 10/31/03 ........................................             9.26             (0.29)             2.81              2.52
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii) ..........................            10.00             (0.10)            (0.64)            (0.74)

Alger SmallCap and MidCap Growth Fund
CLASS A
Year ended 10/31/05 ........................................           $10.46            $(0.13)           $ 2.71            $ 2.58
Year ended 10/31/04 ........................................             9.97             (0.13)             0.62              0.49
Year ended 10/31/03 ........................................             7.65             (0.09)             2.41              2.32
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) ..........................            10.00             (0.01)            (2.34)            (2.35)
CLASS B
Year ended 10/31/05 ........................................           $10.27            $(0.20)           $ 2.66            $ 2.46
Year ended 10/31/04 ........................................             9.87             (0.20)             0.60              0.40
Year ended 10/31/03 ........................................             7.63             (0.16)             2.40              2.24
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) ..........................            10.00             (0.09)            (2.28)            (2.37)
CLASS C
Year ended 10/31/05 ........................................           $10.27            $(0.20)           $ 2.66            $ 2.46
Year ended 10/31/04 ........................................             9.86             (0.20)             0.61              0.41
Year ended 10/31/03 ........................................             7.63             (0.16)             2.39              2.23
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) ..........................            10.00             (0.09)            (2.28)            (2.37)

----------
(i)   Amount was computed based on average shares outstanding during the period.
(ii)  Does not reflect the effect of any sales charges.
(iii) Ratios have been annualized; total return has not been annualized.
(iv)  Amount has been reduced by 0.14% due to expense reimbursement.
(v)   Amount has been reduced by 0.15% due to expense reimbursement.

                                                          Ratios/Supplemental Data
                                           ---------------------------------------------------------
                                             Net            Ratio of           Ratio of
                 Net                        Assets,         Expenses              Net
Dividends        Asset                      End of             to             Investment
from Net        Value,                      Period           Average           Loss to     Portfolio
Realized        End of          Total       (000's            Net              Average     Turnover
  Gains         Period       Return (ii)   omitted)          Assets           Net Assets     Rate
  -----         ------       -----------   --------          ------           ----------     ----


$  (0.70)     $  15.83          27.5%     $ 16,244           2.25%(vi)         (1.52)%      127.78%
   (0.23)        13.05          12.9         7,939           2.29(iv)          (1.78)       202.79
      --         11.78          27.2         3,620           3.22              (2.63)       246.96

      --          9.26          (7.4)          325           2.91              (2.18)       135.82


$  (0.70)     $  15.82          27.4%     $ 25,251           2.25%(vii)        (1.52)%      127.78%
   (0.23)        13.05          12.9         3,740           2.29(v)           (1.78)       202.79
      --         11.78          27.2         1,357           3.30              (2.69)       246.96

      --          9.26          (7.4)          309           2.90              (2.17)       135.82



$  (0.81)     $  12.23          25.7%     $ 14,389           1.50%(viii)       (1.13)%       80.54%
      --         10.46           4.9        10,827           1.53(iv)          (1.21)       101.16
      --          9.97          30.3         9,932           1.58              (1.06)        83.67

      --          7.65         (23.5)        7,775           1.89              (1.57)        34.09


$  (0.81)     $  11.92          25.0%     $  3,262           2.25%(viii)       (1.88)%       80.54%
      --         10.27           4.1         2,291           2.27(v)           (1.95)       101.16
      --          9.87          29.4         1,205           2.37              (1.87)        83.67

      --          7.63         (23.7)          269           2.64              (2.32)        34.09


$  (0.81)     $  11.92          25.0%     $  1,960           2.25%(ix)         (1.88)%       80.54%
      --         10.27           4.2         1,345           2.28(v)           (1.95)       101.16
      --          9.86          29.2           969           2.38              (1.86)        83.67

      --          7.63         (23.7)          254           2.64              (2.32)        34.09

(vi)  Amount has been reduced by 0.02% due to expense reimbursements.
(vii) Amount has been reduced by 0.04% due to expense reimbursements.
(viii) Amount has been reduced by 0.17% due to expense reimbursement.
(ix)  Amount has been reduced by 0.16% due to expense reimbursement.

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR

                                              Income from
                                          Investment Operations
                                          ---------------------

                                                                           Net
                                 Net Asset                   Dividends    Asset
                                  Value,          Net        from Net     Value,
                                Beginning     Investment    Investment    End of
                                  of Year       Income        Income       Year
                                  -------       ------        ------       ----
ALGER MONEY MARKET FUND
Year ended 10/31/05 ...          $1.0000       $0.0188      $(0.0188)    $1.0000
Year ended 10/31/04 ...           1.0000        0.0039       (0.0039)     1.0000
Year ended 10/31/03 ...           1.0000        0.0033       (0.0033)     1.0000
Year ended 10/31/02 ...           1.0000        0.0097       (0.0097)     1.0000
Year ended 10/31/01 ...           1.0000        0.0387       (0.0387)     1.0000

                                     Ratios/Supplemental Data
                            ---------------------------------------------
                                                                Ratio of
                              Net             Ratio of             Net
                             Assets,          Expenses         Investment
                             End of              to              Income
                              Year             Average             to
           Total             (000's             Net             Average
          Return            omitted)           Assets          Net Assets
          ------            --------           ------          ----------

            1.9%           $ 61,570             0.90%             1.84%
            0.4              80,528             0.77              0.37
            0.3             115,935             0.82              0.34
            1.0             330,213             0.79              0.99
            3.9             402,515             0.71              3.88

FOR FUND INFORMATION:

BY TELEPHONE: (800) 992-3863

BY MAIL:      Boston Financial Data Services, Inc.
              Attn: The Alger Funds
              P.O. Box 8480
              Boston, MA 02266-8480

BY INTERNET:  Text versions of Fund documents can be downloaded from the following sources:

              o  THE FUNDS: http://www.alger.com

              o  SEC (EDGAR data base): http://www.sec.gov

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Funds and their policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Funds' toll-free number, at the Funds' website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period covered by the report. You can receive free copies of these reports by calling the Funds' toll-free number, at the Funds' website at http://www.alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090.

QUARTERLY FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3362.

ALGER ELECTRONIC DELIVERY SERVICE

The Funds provide you with an enhancement of your ability to access Fund documents online. When Fund documents such as prospectuses and annual and semi-annual reports are available, you will be sent an e-mail notification with a link that will take you directly to the Fund information on the Funds' website. To sign up for this free service, enroll at WWW.ICSDELIVERY.COM/ALGER.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED
The Alger Funds
SEC File #811-1355

NOTES:


                       This is not part of the prospectus.

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund, and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

[LOGO]

THIS IS NOT PART OF THE PROSPECTUS.
PA

[LOGO]

Boston Financial Data Services, Inc.
Attn: The Alger Funds
P.O. Box 8480
Boston, MA 02266-8480

THIS IS NOT PART OF THE PROSPECTUS.
PA